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                                                                 Exhibit 99(iii)


                                  Certification

                      STATEMENT OF CHIEF EXECUTIVE OFFICER
                        OF OCEAN WEST HOLDING CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    (S)906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Ocean West Holding Corporation (the "Company") on Form 10-QSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Marshall L. Stewart, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

                  1)   The Report fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

                  2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2003
                                       /s/ Marshall L. Stewart
                                       -----------------------------------------
                                       Marshall L. Stewart, President and Chief
                                              Executive Officer